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                                                                    Exhibit 10.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
       (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)

      Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Tele Celular Sul Participacoes S.A., a Brazilian sociedade anonima (the "Company"), does hereby certify, to such officer's knowledge, that:

      The Annual Report on Form 20-F for the year ended December 31, 2002 (the "Form 20-F") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.



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Dated: June 18, 2003                   By: /s/ Alvaro Pereira de Moraes Filho
                                           ----------------------------------
                                           Name: Alvaro Pereira de Moraes Filho
                                           Title: Chief Executive Officer


Dated: June 18, 2003                   By: /s/ Paulo Roberto Cruz Cozza
                                           ---------------------------------
                                           Name: Paulo Roberto Cruz Cozza
                                           Title: Chief Financial Officer
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      The foregoing certification is being furnished solely pursuant to section
906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of title 18, United States Code) and is not being filed as part of the Form 20-F or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to Tele Celular Sul Participacoes S.A. and will be retained by Tele Celular Sul Participacoes S.A. and furnished to the Securities and Exchange Commission or its staff upon request.